LOOMIS SAYLES TAX-MANAGED EQUITY FUND

       Supplement dated August 17, 2005 to the Loomis Sayles Funds Retail
        Equity Prospectus dated February 1, 2005, as may be supplemented from time to time

The "Portfolio Managers" section of the Loomis Sayles Retail Equity Funds prospectus is amended and restated as follows with regard to the Loomis Sayles Tax-Managed Equity Fund, to reflect the replacement of portfolio manager Robert Ix with David G. Sowerby, effective immediately:

Loomis Sayles Tax-Managed Equity Fund David G. Sowerby, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since August 2005. Mr. Sowerby joined Loomis Sayles in 1998. Mark Shank, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since 2003. Mr. Shank joined Loomis Sayles in 1983.




                                                                   M-LSSP29-0805